[GRAPHIC OMITTED:  ARTWORK]


Putnam
Investors
Fund

SEMIANNUAL REPORT
January 31, 1996


[LOGO:  BOSTON * LONDON * TOKYO]

Fund highlights

* For the past 10 years, Putnam Investors Fund's class A shares have consistently outperformed more than 60% of the funds in Lipper Analytical Services' growth fund category. Specifically, for the one- and three-year periods ended January 31, 1996, the fund's class A shares outperformed 86% and 82% of the growth funds in Lipper's category, respectively.*

* "Putnam Investors Fund's solid performance over the years is a direct result of a trifold investment philosophy, which every member of Putnam's Core Growth Equity management team endorses. It involves traditional fundamental analysis combined with systematic stock selection, active risk management, and a strict sell discipline. As one of the newer members of Putnam's team, I look forward to carrying on this fund's tradition of pursuing attractive returns without taking undue risk."
                    -- C. Beth Cotner, Senior Vice President,
                                    Senior Portfolio Manager


CONTENTS
 4     Report from Putnam Management
 8     Fund performance summary
13     Portfolio holdings
17     Financial statements


*Lipper Analytical Services, an independent research organization, ranks funds according to total return performance; rankings vary over time and do not reflect the effects of sales charges. The fund's class A shares ranked 79 out of 580 growth funds for 1-year performance, 61 out of 350 for 3 years, 81 out of 238 for 5 years, and 52 out of 154 for 10 years as of January 31, 1996. Class B shares ranked 94 out of 580 for the 1-year period ended January 31, 1996. Other share classes will vary. Past performance is not indicative of future results.


[GRAPHIC OMITTED: photo of George Putnam]




(copyright) Karsh, Ottawa

From the Chairman

Dear Shareholder:
The first half of Putnam Investors Fund's current fiscal year fell squarely within one of the most exuberant stock market environments in recent memory. The extent of the rise in equities, along with management's adept positioning within that market, is clearly reflected in your fund's performance during the six months ended January 31, 1996.

Quite naturally, we are pleased with the results. However, as recent events have demonstrated, favorable conditions like these do not last indefinitely. It would be a realistic expectation to see some moderation in the pace of the advance and further corrections from time to time during the second half of fiscal 1996. Putnam Management believes the prospect of a slower economy still has the potential to cool equity investors' ardor a bit.

As a result, the market may be in for some additional near-term volatility. Nevertheless, your fund's management team, now headed by
C. Beth Cotner, believes that stocks, on balance, will continue their upward course in 1996, though at a more subdued pace than they enjoyed in 1995. Beth came to Putnam in 1995 from Kemper Financial Services. She has 19 years of investment experience.

Respectfully yours,



/s/George Putnam

Chairman of the Trustees

March 20, 1996

Report from the Fund Managers
C. Beth Cotner, lead manager
Carol C. McMullen
David J. Santos

The investment environment characterizing the first six months of Putnam Investors Fund's 1996 fiscal year has proved no less spectacular than the one during the preceding six months. Between August 1, 1995, and January 31, 1996, the U.S. stock market again achieved record levels.

Through it all, your fund continued to ride the market's rally. As of January 31, 1996, the fund produced total returns of 12.17% for class A shares, 11.76% for class B shares, and 11.93% for class M shares at net asset value; shares rose 5.74%, 6.85%, and 7.98% at public offering price, respectively. Results for longer periods can be found in the performance section immediately following this report.

*MARKET CONDITIONS AND LARGE-CAP FOCUS PROVE FAVORABLE
FOR FUND HOLDINGS

The past six months were indeed exceptional for the broad stock market. A concentration in relatively conservative large-company growth stocks -
- those with market capitalizations greater than $5 billion whose earnings are growing and appear sustainable -- made your fund particularly well suited to benefit from the shifting investor focus.

As the economy slowed this past summer, investors began to rotate away from cyclicals -- companies whose profits are heavily influenced by changes in the economy -- and focused instead on smaller companies capable of producing dynamic earnings surprises. While maintaining a heavy exposure to large-company growth stocks, we slightly increased the fund's weighting in midsize companies, those with $1 billion to $5 billion market capitalizations.

By period's end, investors had migrated back toward higher-quality larger-cap firms. Anticipating a slowing economy, investors gravitate toward stocks with highly predictable earnings. Consequently, many of your fund's large-company holdings, particularly those that exhibit the potential for proven and consistent earnings growth, have gained favor. Many of these were concentrated in a few key industries, such as pharmaceuticals, multinationals, consumer nondurables, and regional Bell operating companies.

For example, Bell Atlantic Corporation has recently benefited from increased global demand for telecommunications products and services. (While this stock, along with others discussed in this report, was viewed favorably at the end of the fiscal period, all portfolio holdings are subject to review and adjustment in accordance with the fund's investment strategy and may well vary in future.) Globally diverse consumer nondurables, such as Procter & Gamble, the world's leading household-products company, and Nike, the world's largest shoe company, are benefiting from revitalized product lines and increased demand at home and abroad.

*THREE TOP-PERFORMING INDUSTRY SECTORS DOMINATED
PORTFOLIO

We construct your fund's portfolio on a stock-by-stock basis, using screening techniques and fundamental analysis to find companies with identifiable growth opportunities, expanding profit margins, and strong cash flows. However, this bottom-up investment approach does not inhibit our ability to capitalize on attractive industry themes. Throughout the period, we have succeeded in tapping the growth potential of three top-performing industry sectors: technology, health care, and insurance and finance.

Technology Technology-related stocks continued to be a highlight of your fund's portfolio despite bouts of volatility. The growing popularity of the Internet, the recently approved deregulation in the cable and telecommunications sectors, and the introduction of new products drove many of your fund's holdings upward in price. Within the technology group, we repositioned holdings modestly to favor smaller software-intensive or networking-oriented stocks over larger systems companies.

[GRAPHIC OMITTED:  horizontal bar chart TOP INDUSTRY SECTORS*]
showing:
Insurance and finance        15.2%
Pharmaceuticals               9.8%
Energy related                8.1%
Retail                        5.9%
Consumer nondurables          5.4%

Footnote reads:
*Based on net assets as of 1/31/96. Holdings and top industry sectors will vary over time.

Companies like Cisco Systems, a manufacturer of computer networking systems, and Hewlett Packard, a force in office and personal computing and a leader in medical information technology, have performed well throughout the past six months, while newer additions such as Linear Technology, an integrated circuit manufacturer, and Parametric Technology, a leader in mechanical-design automation, have also added to the fund's performance.

Health care Your fund benefited enormously from an ample exposure to health-care stocks. Investors focused on the historic stability of earnings gains in the face of drug unit volume growth, a rejuvenated FDA approval cycle, and new-product development. We increased the fund's existing position in Amgen, Inc., one of the world's largest biotechnology firms, and purchased stocks in companies such as Medtronic, Inc., the world's leading producer of heart pacemakers, Baxter International, Inc., the world's largest manufacturer of disposable medical supplies, and Eli Lilly & Co., a global pharmaceutical giant.

Insurance and finance We maintained a significant focus on interest-rate-sensitive financial and insurance stocks, which provided a substantial boost to fund performance. Many of the fund's large financial and bank stocks, BankAmerica and Citicorp, for example, showed meaningful appreciation, energized by falling interest rates. More recently, certain types of specialty finance companies, such as transaction-oriented companies and credit card operators, have gained a place in the fund's portfolio. MGIC, parent company of Mortgage Guaranty Insurance Co., a leading provider of mortgage insurance to lenders, is one such addition, as is MBNA, one of the largest issuers of MasterCard and Visa credit cards in the U.S. Both companies are experiencing rapid earnings growth.

[GRAPHIC OMITTED: TOP 10 HOLDINGS (1/31/96)] showing:

KIMBERLY-CLARK CORPORATION
Consumer nondurables

SBC COMMUNICATIONS
Regional telephone services

PHILIP MORRIS COMPANIES, INC.
Leading tobacco, food processing, and brewing company

BOEING CO.
Global aerospace leader

PHARMACIA & UPJOHN INC.
Diverse pharmaceuticals

JOHNSON & JOHNSON
World's largest, most comprehensive health-care company

MICROSOFT CORPORATION
World's largest independent software company

MOBILE CORP.
Worldwide petroleum and chemicals company

PEPSICO INC.
Beverage and snack food producer; restaurant franchiser

CITICORP
Banking, financial services

Footnote reads: These holdings represent 17.7% of the fund's assets. Portfolio holdings will vary over time.

*INDIVIDUAL STOCK SELECTION BECOMING MORE IMPORTANT

We enter the second half of fiscal 1996 with a U.S. economy that displays mixed signals: slow growth, budget discord, and consumer uncertainty contrasted with low interest rates, high productivity, and strong financial markets. While we believe that some degree of volatility may be expected in light of the market's recent strength.

It seems, at least for the near term, that we have witnessed the peak in corporate profit growth. Consequently, the search for positive earnings surprises will be more difficult to achieve.

Going forward, we recommend that you keep this longer-term outlook in mind even if short-term nervousness arises. Indeed, "today we have a political environment in which major policy changes are going to take place that make the long-term economic and investment outlook in this country brighter than it's been since the early 1980s," contends Putnam's Senior Economic Advisor, Robert Goodman, Ph.D. Such developments may well support the market over time.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 1/31/96, there is no guarantee the fund will continue to hold these securities in the future.

Performance summary


Performance should always be considered in light of a fund's investment strategy. Putnam Investors Fund is designed for investors seeking long-term growth through quality common stocks, as well as any increased income resulting from this growth.

This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.


TOTAL RETURN FOR PERIODS ENDED 1/31/96
                                       Class A             Class B           Class M
Inception date                        (12/1/25)            (3/1/93)         (12/2/94)
                                     NAV      POP         NAV     CDSC      NAV     POP
-----------------------------------------------------------------------------------------
6 months                             12.17%    5.75%     11.76%   6.85%    11.93%   7.98%
-----------------------------------------------------------------------------------------
1 year                               40.60    32.53      39.58   34.58     40.03   35.15
-----------------------------------------------------------------------------------------
5 years                             111.12    99.07         --       --       --       --
Annual average                       16.12    14.76         --       --       --       --
-----------------------------------------------------------------------------------------
10 years                            273.15   251.63         --       --       --       --
Annual average                       14.07    13.40         --       --       --       --
-----------------------------------------------------------------------------------------
Life of class                           --       --      54.75    51.75    43.59    38.60
Annual average                          --       --      16.13    15.35    36.24    32.18
-----------------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 1/31/96
                                Standard & Poor's     Consumer
                                    500 Index        Price Index
----------------------------------------------------------------------
6 months                              14.49%             1.25%
----------------------------------------------------------------------
1 year                                38.56              2.73
----------------------------------------------------------------------
5 years                              113.15             14.71
Annual average                        16.34              2.78
----------------------------------------------------------------------
10 years                             310.40             40.83
Annual average                        15.16              3.49
----------------------------------------------------------------------
Life of class B                       55.55              7.90
Annual average                        16.34              2.64
----------------------------------------------------------------------
Life of class M                       44.72              3.14
Annual average                        37.15              2.00
----------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. They do not take into account any adjustment for taxes payable on reinvested distributions or, for class A shares, distribution fees prior to implementation of the class A distribution plan in 1990. Investment returns and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost.
POP assumes 5.75% maximum sales charge for class A shares and 3.50% for class M shares. CDSC for class B shares assumes the applicable sales charge, with the maximum being 5%.


TOTAL RETURN FOR PERIODS ENDED 12/31/95
(most recent current calendar quarter)
                                      Class A             Class B             Class M
                                    NAV      POP         NAV      CDSC       NAV     POP
-----------------------------------------------------------------------------------------
6 months                            13.67%   7.10%      13.40%     8.42%    13.42%   9.48%
------------------------------------------------------------------------------------------
1 year                              37.55   29.56       36.60     31.60     36.93   32.12
-----------------------------------------------------------------------------------------
5 years                            117.70  105.26          --         --       --      --
Annual average                      16.83   15.47          --         --       --      --
------------------------------------------------------------------------------------------
10 years                           266.76  245.56          --         --       --      --
Annual average                      13.88   13.20          --         --       --      --
------------------------------------------------------------------------------------------
Life of class                          --      --       49.96      46.96    39.05   34.22
Annual average                         --      --       15.34      14.52    35.70   31.33
------------------------------------------------------------------------------------------


PRICE AND DISTRIBUTION INFORMATION
6 months ended 1/31/96
                             Class A          Class B          Class M
-----------------------------------------------------------------------
Distributions (number)         1                1                1
-----------------------------------------------------------------------
Income                       $0.085           $0.041           $0.071
-----------------------------------------------------------------------
Capital gains
-----------------------------------------------------------------------
Long-term                     1.05             1.05             1.05
-----------------------------------------------------------------------
Short-term                    0.073            0.073            0.073
-----------------------------------------------------------------------
Total                         1.123            1.123            1.123
-----------------------------------------------------------------------
Share value:               NAV     POP        NAV         NAV     POP
-----------------------------------------------------------------------
7/31/95                  $9.05     $9.60      $8.88       $9.02   $9.35
------------------------------------------------------------------------

1/31/96                   8.90      9.44       8.72        8.86    9.18
------------------------------------------------------------------------

TERMS AND DEFINITIONS

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 5.75% sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Standard & Poor's 500 Index is an unmanaged list of common stocks that is frequently used as a general measure of stock market performance. The index assumes reinvestment of all distributions and does not take into account brokerage commissions or other costs. The fund's portfolio contains securities that do not match those in the index. It is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A Putnam perspective on risk and reward

You've probably been told how important it is to understand the relationship between an investment's potential rewards and its accompanying risks. Given the cautionary nature of such instructions, it may take most investors a while to realize that risk has a positive side.

Every risk signals a potential reward. Selecting only those investments that offer the greatest degree of security generally leads to only modest rewards. Furthermore, even insured or guaranteed investments may be subject to changes in their rates of return or, in some cases, in their principal values. Experienced investors know that no investment is truly risk free and are therefore willing to take on some measure of risk in order to increase their potential gains.

The greater the risk, the greater the potential reward. Accepting an appropriate level of investment risk can give you a better chance of outpacing inflation over time and seeking to maximize your investment's return. How much risk? Your financial advisor's feedback and your time horizon can make all the difference in determining how much risk is compatible with your investment goals and your peace of mind.

* FITTING YOUR FUND SELECTION TO YOUR
RISK TOLERANCE

How do you find the right balance between investment risks and their potential rewards? It's helpful to understand the types of risks that can apply to different types of investments, and to look at your own portfolio with this perspective.

For short-time goals, your first priority may be managing market risk. Longer-term investors may be more concerned with inflation risk. And all income-oriented investors should consider interest-rate, credit, and prepayment risks carefully. Within each of Putnam's four investment categories, you can select funds with differing levels of risk and reward potential to customize your portfolio.

This list covers only the most general types of risks; however, each investment will also have its own specific risks. You will find a more detailed discussion of these risk consideration in each fund's prospectus.

* A RUNDOWN OF RISK TYPES
MARKET RISK Most important for stock funds, but relevant to all funds, this is a measure of how sensitive a fund's holdings are to changes in general market conditions. Remember, though, that securities that lose value quickly in market declines may also show the strongest gains in more favorable environments.

INTEREST-RATE RISK Since bond prices fall as interest rates rise, this type of risk is a particular concern for fixed-income inves-tors. However, interest-rate increases can also have a substantial negative effect on the stock market.

INFLATION RISK If your investments cannot keep pace with inflation, your money will begin to lose its purchasing power. Stock investments are generally considered among the best ways of addressing inflation risk over the long term.

CREDIT AND PREPAYMENT RISK Credit risk is the concern that the security's issuer will not be able to meet its payment, while prepayment risk involves the premature payoff of a loan, with a resulting loss of interest income. Professional management and in-depth research are invaluable in managing both these risks.

LIQUIDITY RISK Not all investments can be readily converted into cash at their perceived market values. Liquidity risk can affect the price of securities held in the fund's portfolio and, thus, the fund's share prices.









Portfolio of investments owned
January 31, 1996 (Unaudited)





COMMON STOCKS  (94.3%)*
NUMBER OF SHARES                                                                           VALUE

Aerospace and Defense  (3.7%)
------------------------------------------------------------------------------------------------
        277,000   Boeing Co.                                                      $   21,502,125
        161,800   Lockheed Martin Corp.                                               12,195,675
        112,100   Textron, Inc.                                                        8,813,863
                                                                              ------------------
                                                                                      42,511,663
Automotive  (1.2%)
------------------------------------------------------------------------------------------------
        239,800   General Motors Corp. Class H                                        13,668,600

Basic Industrial Products  (0.8%)
------------------------------------------------------------------------------------------------
        134,000   Sundstrand Corp.                                                     9,246,000

Broadcasting  (1.7%)
------------------------------------------------------------------------------------------------
         86,300   Capital Cities/ABC, Inc.                                            11,100,338
        295,600   Tele-Comm Liberty Media Group, Inc. Class A +                        8,092,050
                                                                              ------------------
                                                                                      19,192,388
Business Equipment and Services  (4.3%)
------------------------------------------------------------------------------------------------
          9,400   Alco Standard Corp.                                                    368,950
        207,000   First Data Corp.                                                    14,645,250
        280,400   General Motors Corp. Class E                                        15,562,200
        110,400   HBO & Co.                                                            9,273,600
         78,800   Xerox Corp.                                                          9,741,650
                                                                              ------------------
                                                                                      49,591,650
Chemicals  (2.2%)
------------------------------------------------------------------------------------------------
        148,900   Air Products & Chemicals, Inc.                                       7,947,538
        115,000   Great Lakes Chemical Corp.                                           8,581,875
        248,600   Praxair, Inc.                                                        8,452,400
                                                                              ------------------
                                                                                      24,981,813
Computer Services and Software  (5.3%)
------------------------------------------------------------------------------------------------
        153,800   Computer Associates Intl., Inc.                                     10,516,075
        134,100   IBM Corp.                                                           14,583,375
        119,800   Informix Corp. +                                                     3,998,325
        213,700   Microsoft Corp. +                                                   19,767,250
        179,500   Parametric Technology Corp. +                                       11,622,625
                                                                              ------------------
                                                                                      60,487,650
Consumer Durable Goods  (0.9%)
------------------------------------------------------------------------------------------------
        302,900   Black & Decker Manufacturing Co.                                    10,260,738

Consumer Non Durables  (5.4%)
------------------------------------------------------------------------------------------------
        279,396   Kimberly-Clark Corp.                                                22,526,303
        237,900   Philip Morris Cos., Inc.                                            22,124,700
        208,200   Procter & Gamble Co.                                                17,462,775
                                                                              ------------------
                                                                                      62,113,778
Consumer Services and Lodging  (2.6%)
------------------------------------------------------------------------------------------------
        258,350   CUC International, Inc. +                                            9,526,656
        207,300   Marriott International, Inc.                                         8,887,988
        293,800   Mirage Resorts, Inc. +                                              11,458,200
                                                                              ------------------
                                                                                      29,872,844
Electronics and Electrical Equipment  (4.1%)
------------------------------------------------------------------------------------------------
        135,100   Emerson Electric Co.                                                11,314,625
        206,100   Hewlett-Packard Co.                                                 17,466,975
        345,500   Honeywell, Inc.                                                     17,577,313
                                                                              ------------------
                                                                                      46,358,913
Energy-Related  (8.1%)
------------------------------------------------------------------------------------------------
        138,200   British Petroleum Co. PLC ADR(United Kingdom)                       13,491,775
        245,400   Enron Corp.                                                          9,079,800
        195,900   Exxon Corp.                                                         15,720,975
        180,200   Fluor Corp.                                                         12,073,400
        232,600   Halliburton Co.                                                     12,007,975
        172,000   Mobil Corp.                                                         19,049,000
        337,200   Total Corp. ADR (France)                                            11,633,400
                                                                              ------------------
                                                                                      93,056,325
Entertainment  (0.9%)
------------------------------------------------------------------------------------------------
        268,400   Viacom, Inc. Class B +                                              10,870,200

Food and Beverages  (3.6%)
------------------------------------------------------------------------------------------------
        161,200   Anheuser-Busch Cos., Inc.                                           11,203,400
        290,400   Nabisco Holdings Corp. Class A                                      10,091,400
        305,100   PepsiCo, Inc.                                                       18,191,588
         25,900   Pioneer Hi-Bred International, Inc.                                  1,320,900
                                                                              ------------------
                                                                                      40,807,288
Health Care  (3.9%)
------------------------------------------------------------------------------------------------
        252,000   Baxter International, Inc.                                          11,466,000
        199,100   Columbia/HCA Healthcare Corp.                                       11,074,938
        185,900   Guidant Corp.                                                        8,528,163
         85,200   Medtronic, Inc.                                                      4,867,050
        138,500   United Healthcare Corp.                                              8,708,188
                                                                              ------------------
                                                                                      44,644,339
Insurance and Finance  (15.2%)
------------------------------------------------------------------------------------------------
        106,000   AON Corp.                                                            5,763,750
        141,300   American International Group, Inc.                                  13,688,438
        243,400   Bank of Boston Corp.                                                11,135,550
        251,500   BankAmerica Corp.                                                   16,944,813
         88,500   CIGNA Corp.                                                         10,498,313
        184,500   Chemical Banking Corp.                                              12,361,500
        239,300   Citicorp                                                            17,678,288
        479,600   Federal National Mortgage Association                               16,546,200
        155,500   Franklin Resources, Inc.                                             8,338,688
        253,600   MBNA Corp.                                                          10,334,200
        138,000   MGIC Investment Corp.                                                8,901,000
        186,100   Merrill Lynch & Co., Inc.                                           10,584,438
        199,900   NationsBank Corp.                                                   13,968,013
        265,500   Travelers Group Inc.                                                17,456,625
                                                                              ------------------
                                                                                     174,199,816
Metals and Mining  (0.7%)
------------------------------------------------------------------------------------------------
        287,400   Freeport-McMoRan Copper & Gold Co., Inc. Class A                     8,334,600

Networking  (2.4%)
------------------------------------------------------------------------------------------------
        198,200   3Com Corp. +                                                         9,092,425
        111,700   Cabletron Systems, Inc. +                                            8,614,863
        118,800   Cisco Systems, Inc. +                                                9,890,100
                                                                              ------------------
                                                                                      27,597,388
Pharmaceuticals  (9.8%)
------------------------------------------------------------------------------------------------
        186,800   Amgen, Inc. +                                                       11,231,350
        208,400   Johnson & Johnson                                                   20,006,400
        261,500   Lilly (Eli) & Co.                                                   15,036,250
        217,700   Merck & Co., Inc.                                                   15,293,425
        196,200   Pfizer, Inc.                                                        13,488,750
        478,250   Pharmacia & Upjohn, Inc.                                            20,026,719
        300,400   Smithkline Beecham PLC ADR (United Kingdom)                         16,897,500
                                                                              ------------------
                                                                                     111,980,394
Photography  (1.8%)
------------------------------------------------------------------------------------------------
        156,700   Eastman Kodak Co.                                                   11,497,863
        198,000   Polaroid Corp.                                                       8,885,250
                                                                              ------------------
                                                                                      20,383,113
Publishing  (0.2%)
------------------------------------------------------------------------------------------------
         50,500   Harcourt General, Inc.                                               1,969,500

Retail  (5.9%)
------------------------------------------------------------------------------------------------
        332,000   Federated Department Stores +                                        8,964,000
        188,000   Nike, Inc.                                                          13,113,000
        384,700   Officemax, Inc. +                                                    8,848,100
         94,000   Rite Aid Corp.                                                       3,019,750
        365,400   Safeway, Inc. +                                                      9,317,700
        329,000   Sears, Roebuck & Co.                                                13,653,500
        259,400   Staples, Inc. +                                                      6,387,725
        105,400   Walgreen Co.                                                         3,675,825
                                                                              ------------------
                                                                                      66,979,600
Semiconductors  (1.6%)
------------------------------------------------------------------------------------------------
        258,400   Applied Materials, Inc. +                                            9,560,800
        195,700   Linear Technology Corp.                                              8,635,263
                                                                              ------------------
                                                                                      18,196,063
Telecommunications  (1.9%)
------------------------------------------------------------------------------------------------
        591,900   MCI Communications Corp.                                            16,943,126
         50,400   U.S. Robotics Corp. +                                                4,447,800
                                                                              ------------------
                                                                                      21,390,926
Transportation  (1.2%)
------------------------------------------------------------------------------------------------
        167,700   Burlington Northern Santa Fe Corp.                                  13,730,438

Utilities  (4.9%)
------------------------------------------------------------------------------------------------
        242,600   Bell Atlantic Corp.                                                 16,709,075
        381,800   GTE Corp.                                                           17,562,800
        394,100   SBC Communications, Inc.                                            22,315,913
                                                                              ------------------
                                                                                      56,587,788
                                                                              ------------------
                  Total Common Stocks  (cost $850,965,365)                        $1,079,013,815

SHORT TERM INVESTMENTS  (4.8%)*
PRINCIPAL AMOUNT                                                                           VALUE
------------------------------------------------------------------------------------------------
    $20,000,000   Federal National Mortgage Association, effective
                    yield of 5.06%, August 29, 1996                               $   19,408,500
     35,911,000   Interest in $942,854,000 joint repurchase agreement
                    dated January 31, 1996 with Morgan Stanley & Co. Inc.
                    due February 1, 1996 with respect to various
                    U.S. Treasury obligations--maturity value of $35,916,836
                    for an effective yield of 5.85%                                   35,916,836
                                                                              ------------------
                  Total Short Term Investments   (cost $55,326,503)               $   55,325,336
------------------------------------------------------------------------------------------------
                  Total Investments  (cost $906,291,868)***                       $1,134,339,151
------------------------------------------------------------------------------------------------
* Percentages indicated are based on net assets of $1,144,739,880.

+Non-income producing.

*** The aggregate identified cost on a tax basis is $906,586,618, resulting in gross unrealized appreciation and depreciation of $245,654,814 and $17,902,281, respectively, or net unrealized appreciation of $227,752,533.

ADR after the name of a holding stands for American Depository Receipt, representing ownership of foreign securities on deposit with a domestic custodian bank.

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
January 31,1996 (Unaudited)

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $906,291,868)  (Note 1)                                             $1,134,339,151
---------------------------------------------------------------------------------------------------
Cash                                                                                            391
---------------------------------------------------------------------------------------------------
Dividends receivable                                                                      1,095,776
---------------------------------------------------------------------------------------------------
Receivable for securities sold                                                           20,098,468
---------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                    1,392,309
---------------------------------------------------------------------------------------------------
Total assets                                                                          1,156,926,095

Liabilities
---------------------------------------------------------------------------------------------------
Payable for securities purchased                                                          8,844,217
---------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                                  505,396
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                              1,611,573
---------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                                 1,023
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                  1,987
---------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                      274,851
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                  292,690
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                      654,478
---------------------------------------------------------------------------------------------------
Total liabilities                                                                        12,186,215
---------------------------------------------------------------------------------------------------
Net assets                                                                           $1,144,739,880

Represented by
---------------------------------------------------------------------------------------------------
Paid-in-capital (Note 4)                                                               $884,619,566
---------------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                              2,803,221
---------------------------------------------------------------------------------------------------
Accumulated net realized gain on investment transactions (Note 1)                        29,269,810
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                              228,047,283
---------------------------------------------------------------------------------------------------
Total - Representing net assets applicable to
capital shares outstanding                                                           $1,144,739,880

Computation of net asset value and offering price
---------------------------------------------------------------------------------------------------
Net asset value and redemption price of class A shares
($1,069,882,834 divided by 120,252,390 shares)                                                $8.90
---------------------------------------------------------------------------------------------------
Offering price per share (100/94.25 of $8.90)*                                                $9.44
---------------------------------------------------------------------------------------------------
Net asset value and offering price of class B shares
($71,336,024 divided by 8,181,726 shares)**                                                   $8.72
---------------------------------------------------------------------------------------------------
Net asset value and redemption price of class M shares
($3,521,022 divided by 397,402 shares)                                                        $8.86
---------------------------------------------------------------------------------------------------
Offering price per share (100/96.50 of $8.86)*                                                $9.18
---------------------------------------------------------------------------------------------------
* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.


The accompanying notes are an integral part of these financial statements.



Statement of operations
Six months ended January 31,1996 (Unaudited)

Investment Income
---------------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $35,882)                                              $  7,841,968
---------------------------------------------------------------------------------------------------
Interest                                                                                  1,367,021
---------------------------------------------------------------------------------------------------
Total investment income                                                                   9,208,989

Expenses:
---------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                          3,158,307
---------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                              737,757
---------------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                            12,975
---------------------------------------------------------------------------------------------------
Auditing                                                                                     46,884
---------------------------------------------------------------------------------------------------
Legal                                                                                         6,676
---------------------------------------------------------------------------------------------------
Postage                                                                                      26,291
---------------------------------------------------------------------------------------------------
Reports to shareholders                                                                      24,959
---------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                             12,896
---------------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                     1,255,704
---------------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                       290,777
---------------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                         6,428
---------------------------------------------------------------------------------------------------
Registration Fees                                                                            53,143
---------------------------------------------------------------------------------------------------
Other expenses                                                                               10,306
---------------------------------------------------------------------------------------------------
Total expenses                                                                            5,643,103
---------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                  (55,151)
---------------------------------------------------------------------------------------------------
Net expenses                                                                              5,587,952
---------------------------------------------------------------------------------------------------
Net investment income                                                                     3,621,037
---------------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                        106,853,717
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the period                             12,999,585
---------------------------------------------------------------------------------------------------
Net gain on investments                                                                 119,853,302
---------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                   $123,474,339
---------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.




Statement of changes in net assets

                                                                                   Six months ended          Year ended
                                                                                         January 31             July 31
                                                                                              1996*                1995
--------------------------------------------------------------------------------------------------- -------------------
Increase in net assets
--------------------------------------------------------------------------------------------------- -------------------
Operations:
--------------------------------------------------------------------------------------------------- -------------------
Net investment income                                                                $    3,621,037      $    8,511,599
--------------------------------------------------------------------------------------------------- -------------------
Net realized gain on investment transactions                                            106,853,717          62,213,631
--------------------------------------------------------------------------------------------------- -------------------
Net unrealized appreciation of investments                                               12,999,585         144,813,070
--------------------------------------------------------------------------------------------------- -------------------
Net increase in net assets resulting from operations                                    123,474,339         215,538,300
--------------------------------------------------------------------------------------------------- -------------------
Distributions to shareholders
--------------------------------------------------------------------------------------------------- -------------------
From net investment income:
Class A                                                                                  (8,975,599)                 --
--------------------------------------------------------------------------------------------------- -------------------
Class B                                                                                    (267,085)                 --
--------------------------------------------------------------------------------------------------- -------------------
Class M                                                                                     (18,391)                 --
--------------------------------------------------------------------------------------------------- -------------------
From net realized gain on investments:
Class A                                                                                (118,571,814)        (71,933,078)
--------------------------------------------------------------------------------------------------- -------------------
Class B                                                                                  (7,315,505)         (2,296,405)
--------------------------------------------------------------------------------------------------- -------------------
Class M                                                                                    (290,892)             (3,411)
--------------------------------------------------------------------------------------------------- -------------------
Increase from capital share transactions (Note 4)                                       151,095,366          57,153,414
--------------------------------------------------------------------------------------------------- -------------------
Total increase in net assets                                                            139,130,419         198,458,820
--------------------------------------------------------------------------------------------------- -------------------
Net Assets
--------------------------------------------------------------------------------------------------- -------------------
Beginning of period                                                                   1,005,609,461         807,150,641
--------------------------------------------------------------------------------------------------- -------------------
End of period (including undistributed net investment
income of $2,803,221 and $8,443,259, respectively)                                   $1,144,739,880      $1,005,609,461
--------------------------------------------------------------------------------------------------- -------------------
* Unaudited.


Financial Highlights
(For a share outstanding throughout the period)
-----------------------------------------------------------------------------------------------
                                                   For the Period
                                           Six   December 2, 1994            Six
                                        months      (commencement         months
                                         ended     operations) to          ended     Year ended
                                    January 31            July 31     January 31        July 31
-----------------------------------------------------------------------------------------------
                                          1996*              1995           1996*          1995
-----------------------------------------------------------------------------------------------
                                                 Class M                   Class B
-----------------------------------------------------------------------------------------------
Net asset value,
beginning of period                      $9.02              $7.78          $8.88          $7.78
-----------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------
Net investment income (loss)               .03                .01             --            .01
-----------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                1.00               1.96           1.00           1.82
-----------------------------------------------------------------------------------------------
Total from investment
operations                                1.03               1.97           1.00           1.83
-----------------------------------------------------------------------------------------------
Distributions to shareholders:
-----------------------------------------------------------------------------------------------
From net investment income                (.07)                --           (.04)            --
-----------------------------------------------------------------------------------------------
In excess of net investment
income                                      --                 --             --             --
-----------------------------------------------------------------------------------------------
From net realized gain
on investment                            (1.12)              (.73)         (1.12)          (.73)
-----------------------------------------------------------------------------------------------
Total distributions                      (1.19)              (.73)         (1.16)          (.73)
-----------------------------------------------------------------------------------------------
Net asset value, end of period           $8.86              $9.02          $8.72          $8.88
-----------------------------------------------------------------------------------------------
Total investment return at
net asset value  (%)(b)                  11.93(a)           28.29(a)       11.76(a)       26.46
-----------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $3,521               $873        $71,336        $47,906
-----------------------------------------------------------------------------------------------
Ratio of expenses to averag
net assets (%)(c)                          .73(a)            1.56(a)         .89(a)        1.75
-----------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)           .11(a)             .29(a)        (.03)(a)        .22
-----------------------------------------------------------------------------------------------
Portfolio turnover (%)                   58.69(a)           96.75          58.69(a)       96.75
-----------------------------------------------------------------------------------------------


Financial Highlights (Continued)
-------------------------------------------------------------------------------------------
                                               For the Period
                                                March 1, 1993            Six
                                                (commencement         months
                                  Year ended   operations) to          ended
                                     July 31          July 31     January 31
-------------------------------------------------------------------------------------------
                                        1994             1993           1996*          1995
-------------------------------------------------------------------------------------------
                                                      Class B
-------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.85            $8.32          $9.05          $7.85
-------------------------------------------------------------------------------------------
Investment operations
-------------------------------------------------------------------------------------------
Net investment income (loss)             .03             (.03)           .03            .08
-------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .21              .61           1.03           1.85
-------------------------------------------------------------------------------------------
Total from investment
operations                               .24              .58           1.06           1.93
-------------------------------------------------------------------------------------------
Distributions to shareholders:
-------------------------------------------------------------------------------------------
From net investment income              (.02)              --           (.09)            --
-------------------------------------------------------------------------------------------
In excess of net investment
income                                    --             (.05)            --             --
-------------------------------------------------------------------------------------------
From net realized gain
on investment                          (1.29)              --          (1.12)          (.73)
-------------------------------------------------------------------------------------------
Total distributions                    (1.31)            (.05)         (1.21)          (.73)
-------------------------------------------------------------------------------------------
Net asset value, end of period         $7.78            $8.85          $8.90          $9.05
-------------------------------------------------------------------------------------------
Total investment return at
net asset value  (%)(b)                 2.38             6.96(a)       12.17(a)       27.55
-------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $21,033           $4,789     $1,069,883       $956,830
-------------------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%)(c)                       1.77              .73(a)         .51(a)         .99
-------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)         .08             (.12)(a)        .36(a)        1.03
-------------------------------------------------------------------------------------------
Portfolio turnover (%)                100.16           134.14          58.69(a)       96.75
-------------------------------------------------------------------------------------------


Financial Highlights (Continued)
-------------------------------------------------------------------------------------------
                                          Year ended July 31
-------------------------------------------------------------------------------------------
                                          1994           1993           1992           1991
-------------------------------------------------------------------------------------------
                                                      Class A
-------------------------------------------------------------------------------------------
Net asset value,
beginning of period                      $8.87          $8.57          $9.20          $8.75
-------------------------------------------------------------------------------------------
Investment operations
-------------------------------------------------------------------------------------------
Net investment income (loss)               .06            .08            .12            .15
-------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                 .26           1.45            .21            .89
-------------------------------------------------------------------------------------------
Total from investment
operations                                 .32           1.53            .33           1.04
-------------------------------------------------------------------------------------------
Distributions to shareholders:
-------------------------------------------------------------------------------------------
From net investment income                (.05)          (.04)          (.15)          (.17)
-------------------------------------------------------------------------------------------
In excess of net investment
income                                      --           (.03)            --             --
-------------------------------------------------------------------------------------------
From net realized gain
on investment                            (1.29)         (1.16)          (.81)          (.42)
-------------------------------------------------------------------------------------------
Total distributions                      (1.34)         (1.23)          (.96)          (.59)
-------------------------------------------------------------------------------------------
Net asset value, end of period           $7.85          $8.87          $8.57          $9.20
-------------------------------------------------------------------------------------------
Total investment return at
net asset value  (%)(b)                   3.33          19.24           4.49          13.32
-------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $786,118       $804,731       $714,479        739,775
-------------------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%)(c)                          .99            .90            .94            .89
-------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)           .88            .84           1.33           1.78
-------------------------------------------------------------------------------------------
Portfolio turnover (%)                  100.16         134.14         100.26          58.30
-------------------------------------------------------------------------------------------

*   Unaudited
(a) Not Annualized.
(b) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(c) The ratio of expenses to average net assets for the period ended January 31, 1996 includes amounts paid through brokerage service and expense offset arrangements. Prior period ratios exclude these amounts. (Note 2).







Notes to financial statements
January 31, 1996 (Unaudited)

Note 1
Significant accounting policies

The fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks long-term growth of capital and any increased income that results from this growth by investing primarily in a portfolio consisting of quality common stocks.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.50 % and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported--as in the case of some securities traded over-the-counter--the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account, along with the cash of other registered investment companies managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc., and certain other accounts. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to 102% of the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date.

E) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held and for excise tax on income and capital gains.

F) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Note 2
Management fee, administrative services, and other transactions

Compensation of Putnam Management for management and investment advisory services is paid quarterly based on the average net assets of the fund for the quarter. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, and 0.45% of any amount over $1.5 billion, subject under current law to reduction in any year to the extent that expenses (exclusive of distribution fees, brokerage, interest and taxes) of the fund exceed 2.5% of the first $30 million of average net assets, 2.0% of the next $70 million and 1.5% of any amount over $100 million and by the amount of certain brokerage commissions and fees (less expenses) received by affiliates of Putnam Management on the fund's portfolio transactions.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended January 31, 1996, fund expenses were reduced by $55,151 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of Operations exclude these credits. The fund could have invested the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the fund receive an annual Trustees fee of $2,230 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in the fund or in other Putnam funds until distribution in accordance with the Plan.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00% and 0.75% of the average net assets attributable to class A, class B and class M shares, respectively.

For the six months ended January 31, 1996, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $83,198 and $5,286 from the sale of class A and class M shares, respectively and received $24,719 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the six months ended January 31, 1996, Putnam Mutual Funds Corp., acting as underwriter received $959 on class A redemptions.

Note 3
Purchases and sales of securities

During the six months ended January 31, 1996, purchases and sales of investment securities other than short-term investments aggregated $593,899,021 and $597,949,980, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares
At January 31, 1996, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:
                              Six months ended
                              January 31, 1996
----------------------------------------------------
Class A                       Shares       Amount
-----------------------------------------------------
Shares sold               12,232,266    $109,491,612
-----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions             12,717,860     109,246,239
-----------------------------------------------------
                          24,950,126     218,737,851

Shares
repurchased              (10,467,889)    (94,504,465)
-----------------------------------------------------
Net increase              14,482,237    $124,233,386
-----------------------------------------------------

                              Year ended
                             July 31, 1995
----------------------------------------------------
Class A                      Shares        Amount
----------------------------------------------------
Shares sold               16,107,622   $126,498,124
-----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions              8,899,073     61,404,571
-----------------------------------------------------
                          25,006,695    187,902,695

Shares
repurchased              (19,318,250)  (152,210,023)
-----------------------------------------------------
Net increase               5,688,445    $35,692,672
-----------------------------------------------------
                              Six months ended
                              January 31, 1996
----------------------------------------------------
Class B                      Shares        Amount
----------------------------------------------------
Shares sold                3,290,708    $28,952,459
-----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                847,896      7,147,764
-----------------------------------------------------
                           4,138,604     36,100,223

Shares
repurchased               (1,351,332)   (11,932,202)
-----------------------------------------------------
Net increase               2,787,272    $24,168,021
-----------------------------------------------------
                              Year ended
                              July 31, 1995
-----------------------------------------------------
Class B                      Shares       Amount
-----------------------------------------------------
Shares sold                4,383,126   $34,049,532
-----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                314,401     2,137,928
-----------------------------------------------------
                           4,697,527    36,187,460

Shares
repurchased               (2,007,255)  (15,512,101)
-----------------------------------------------------
Net increase               2,690,272   $20,675,359
-----------------------------------------------------

                              Six months ended
                              January 31, 1996
----------------------------------------------------
Class M                     Shares       Amount
-----------------------------------------------------
Shares sold                  314,126    $2,825,107
-----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                 35,438       303,352
-----------------------------------------------------
                             349,564     3,128,459

Shares
repurchased                  (48,998)     (434,500)
-----------------------------------------------------
Net increase                 300,566    $2,693,959
-----------------------------------------------------
                             December 2, 1994
                            (commencement of
                        operations) to July 31, 1995
-----------------------------------------------------
Class M                     Shares       Amount
-----------------------------------------------------
Shares sold                  131,458    $1,070,749
-----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     --            --
-----------------------------------------------------
                             131,458     1,070,749

Shares
repurchased                  (34,622)     (285,366)
-----------------------------------------------------
Net increase                  96,836      $785,383
-----------------------------------------------------


Our commitment to quality service

*CHOOSE AWARD-WINNING SERVICE
Putnam Investor Services has won the DALBAR Quality Tested Service Seal for the past six years. In 1995, over 146,000 tests of 56 shareholder service components demonstrated that Putnam outperformed the industry standard in every category.

*HELP YOUR INVESTMENT GROW
Set up a systematic program for investing with as little as $25 a month from a Putnam money market fund or from your checking or savings account.*

*SWITCH FUNDS EASILY
You can move money from one account to another with the same class of shares without a service charge. (This privilege is subject to change or termination.)

*ACCESS YOUR MONEY QUICKLY
You can get checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares.

For details about any of these or other services, contact your financial advisor or call the toll-free number shown below and speak with a helpful Putnam representative.

To make an additional investment in this or any other Putnam fund, contact your financial advisor or call our toll-free number: 1-800-225-1581.

*Regular investing of course, does not guarantee a profit or protect against a loss in a declining market.


Fund information


INVESTMENT MANAGER
Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES
Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN
Putnam Fiduciary Trust Company

LEGAL COUNSEL
Ropes & Gray

TRUSTEES
George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
Eli Shapiro
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS
George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

C. Beth Cotner
Vice President and Fund Manager

Carol C. McMullen
Vice President and Fund Manager

David J. Santos
Vice President and Fund Manager

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Investors Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information, or to request a prospectus, call toll free: 1-800-225-1581.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency, and involve risk, including the possible loss of principal amount invested.



The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

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Bulk Rate
U.S. Postage
PAID
Putnam
Investments
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23300-003/307/385   3/96